SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 4, 2009
Date of Report (Date of earliest event reported)

BIOFIELD CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-27848	13-3703450
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1615 Walnut Street, 3 rd Floor
Philadelphia, PA 19102
 (Address of principal executive offices)

(215) 972-1717
(Registrant’s telephone number, including area code)

_______________________
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act
[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02.  Unregistered Sales of Equity Securities

           On March 4, 2009, Biofield Corp. issued and sold 3,693,333 shares of common stock, par value $.001, as follows:

Number	Purchaser	Consideration	Price Per Share
880,000	Capital Growth Equity Fund I, LLC	$110,000 in cash	$0.125
2,480,000	Capital Growth Equity Fund I, LLC	conversion of $372,000 of debt	$0.15
333,333	Capital Growth Financial, LLC	conversion of $50,000 of debt	$0.15

Capital Growth Equity Fund I, LLC and Capital Growth Financial, LLC are "accredited investors" as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and the issuance of the securities was accomplished without registration under the Securities Act in reliance on the exemptions from the registration requirements of the Securities Act afforded by Section 4(2), including Rule 506 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	A press release with respect to this transaction

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2009	BIOFIELD CORP.

By: /s/ Shepard G. Bentley
Shepard G. Bentley
Title: Chief Executive Officer